EXHIBIT 10.16

INMUNE BIO INC.

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”) is made and entered into as of this 3rd day of October, 2017, by and among INmune Bio Inc., a Nevada corporation (the “Company”), those certain holders of the Company’s Common Stock listed on Exhibit A hereto (the “Key Holders”) and Xencor, Inc. (the “Investor”).

RECITALS

WHEREAS, the Key Holders are the beneficial owners of an aggregate of 6,291,677 shares of the common stock of the Company (the “Common Stock”);

WHEREAS, the Investor is receiving shares of Common Stock pursuant to that certain Stock Issuance Agreement (the “Issuance Agreement”) of even date herewith (the “Transaction”);

WHEREAS, the obligations in the Issuance Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the Transaction, the Company, the Key Holders and the Investor have agreed to provide for the future voting of their shares of the Company’s capital stock as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. VOTING.

1.1 Key Holder Shares; Investor Shares.

(a) The Key Holders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Key Holders after the date hereof (hereinafter collectively referred to as the “Key Holder Shares”) subject to, and to vote the Key Holder Shares in accordance with, the provisions of this Agreement.

(b) The Investor agrees to hold all shares of voting capital stock of the Company registered in its respective name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by the Investor after the date hereof (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

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1.2 Election of Directors. On all matters relating to the election and removal of directors of the Company, the Key Holders and the Investor agree to vote all Key Holder Shares and Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Company’s Board of Directors as follows:

(a) At each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, the Key Holders and the Investor shall vote all of their respective Key Holder Shares and Investor Shares so as to elect one (1) individual designated by the holders of a majority of the Investor Shares, which individual shall initially be Edgardo Baracchini. Any vote taken to remove any director elected pursuant to Section 1.2(a), or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to Section 1.2(a), shall also be subject to the provisions of Section 1.2(a).

1.3 No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

1.4 Legend.

(a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Key Holder Shares and the Investor Shares the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

(b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Key Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend. If at any time or from time to time any Key Holder or Investor holds any certificate representing shares of the Company’s capital stock not bearing the aforementioned legend, such Key Holder or Investor agrees to deliver such certificate to the Company promptly to have such legend placed on such certificate.

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1.5 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Key Holder Shares or Investor Shares. The Company shall not permit the transfer of any of the Key Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Key Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Holder or Investor, as applicable.

1.6 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Transaction, each Key Holder and Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Key Holder Shares and the Investor Shares, respectively.

1.7 Irrevocable Proxy. To secure the Key Holder’s and the Investor’s obligations to vote the Key Holder Shares and the Investor Shares in accordance with this Agreement, each Key Holder and the Investor hereby appoint the Chairman of the Board of Directors or the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as such Key Holder’s or Investor’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Key Holder’s Key Holder Shares or the Investor’s Investor Shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Key Holder or the Investor if, and only if, such Key Holder or the Investor fails to vote all of such Key Holder’s Key Holder Shares or the Investor’s Investor Shares or execute such other instruments in accordance with the provisions of this Agreement. The proxy and power granted by each Key Holder and the Investor pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Investor Shares or the Key Holder Shares, as the case may be, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Investor Shares or Key Holder Shares.

1.8 No “Bad Actor” Disqualification.

(a) The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Securities Act. For purposes of this Agreement, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act; provided, however, that Company Covered Persons do not include (a) the Investor, (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and the Investor or Key Holder (c) any director of the Company that has been designated by the Investor or Key Holder.

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(b) The Investor and each Key Holder represents and warrants that neither (i) such person, nor (ii) any entity that controls such person or is under the control of, or under common control with, such person, nor (iii) any director of the Company that has been designated by such person, is subject to any Disqualification Event (as defined in Section 1.9(a) above), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company. No party to this Agreement will select a designee that is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act, in which case such party will promptly disclose in writing to the Company and other parties to this Agreement any and all information necessary for the Company to determine whether Rule 506(d)(2)(ii) or (iii) or (d)(3) applies.

(c) Each party to this Agreement represents that it has exercised reasonable care to determine the accuracy of the representation made by it in either Section 1.8(a) or (b) as applicable, and agrees to notify each other party to this Agreement if it becomes aware of any fact that makes the representation given by it hereunder inaccurate.

(d) Notwithstanding any other provision in this Agreement to the contrary, no party to this Agreement will be required to vote for any director or proposed director who is subject to a Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act.

2. TERMINATION.

2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

(a) the date of a Qualified Offering, as defined in the Issuance Agreement;

(b) ten (10) years from the date of this Agreement; Agreement; or

(c) the date of the closing of a Qualified Sale, as defined in the Issuance

(d) the date as of which the parties hereto terminate this Agreement by written consent of the holders of a majority of the Investor Shares.

3. MISCELLANEOUS.

3.1 Ownership. Each Key Holder represents and warrants to the Investor and the Company that (a) such Key Holder now owns the Key Holder Shares listed on Exhibit A hereto, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Holder enforceable in accordance with its terms.

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3.2 Further Action. If and whenever any Key Holder Shares are sold, the Key Holders or the personal representative of the Key Holders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Key Holder Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

3.3 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

3.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as such laws are applied to agreements among California residents entered into and performed entirely within the State of California, without reference to the conflict of laws provisions thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego County, California.

3.5 Amendment or Waiver. This Agreement may be amended or modified (or provisions of this Agreement waived or terminated) only upon the written consent of (i) the Company and (ii) holders of a majority of the Investor Shares. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party. Notwithstanding the foregoing, this Agreement may be amended to add holders of additional holders of Common Stock as “Key Holders” hereunder by an instrument in writing signed by the Company and such holders. No action or consent by the Key Holders shall be required for such joinder to this Agreement by such additional Key Holder, so long as such additional Key Holder has agreed in writing to be bound by all of the obligations as a “Key Holder” hereunder.

3.6 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.7 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

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3.8 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Key Holder Shares or Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Key Holder Shares or Investor Shares, as the case may be, for purposes of this Agreement.

3.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument.

3.10 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

3.11 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.12 Attorney’s Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.13 Notices. All notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All communications shall be sent to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

3.14 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR:

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITNESS WHEROF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR:

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Andrew H. Forrester
Andrew H. Forrester

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written .

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Brett Maas
Brett Maas

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Brett Nesland
Brett Nesland

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Joseph Moss
Joseph Moss

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Sabrina Moss
Sabrina Moss for
Moss Childrens Trust FBO Joseph Moss

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Sabrina Moss
Sabrina Moss for
Moss Childrens Trust FBO Noah Moss

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

CTI Holdings, INc.
By: /s/ Timothy J. Schroeder
Timothy J. Schroeder, CEO

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

/s/ Daniel Melrod
Daniel Melrod

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ David Moss
David Moss

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Don Stangle
Don Stangle - Trustee
On Behalf of TATS of WA, Inc. 401K

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Francis Nardella
Francis Nardella

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Robert B. Prag
Robert B. Prag

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Robert B. Prag, TTEE
The Del Mar Consultancy Group, Inc.
Retirement Plan Trust

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Jason Paul
Jason Paul

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ James G. Athas
James G. Athas

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Kenneth M. Sutin, MD
Kenneth M. Sutin, MD
Trustee - Kenneth M. Sutin, MD Revocable Trust

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Peter O'Brien
Kinsale SCTG Holding Limited
Peter O'Brien

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Lawrence A. Pabst
Lawrence A. Pabst

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

Lincoln Park Capital Fund, LLC
BY: Lincoln Park Capital, LLC
BY: Rockledge Capital Corporation

/s/ Joshua Scheinfeld
Joshua Scheinfeld

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Linda Powers
Toucan Capital
Linda Powers

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Prof. Mark W. Lowdell
Prof. Mark W. Lowdell

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Stephen McClure
Stephen McClure
For Malibu Investments Limited

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Meghan Tesi
Meghan Tesi

VOTING AGREEMENT

SIGNATURE PAGE

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IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Peter Lengyel
Peter Lengyel

VOTING AGREEMENT

SIGNATURE PAGE

31

IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Ronald Rech
Ronald Rech

VOTING AGREEMENT

SIGNATURE PAGE

32

IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

/s/ Timothy J. Alpers
Timothy J. Alpers

VOTING AGREEMENT

SIGNATURE PAGE

33

IN WITN ESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

COMPANY:		INVESTOR :

INMUNE BIO INC.		XENCOR, INC.

By:	/s/ RJ Tesi MD	By:	/s/ Edgardo Baracchini
Name:	RJ Tesi MD	Name:	Edgardo Baracchini
Title:	President and CEO	Title:	C.B.O.

KEY HOLDERS:

RJ Tesi
RJ Tesi

VOTING AGREEMENT

SIGNATURE PAGE

34

EXHIBIT A

LIST OF KEY HOLDERS

1.	Timothy Jon Alpers

2.	Lawrence A Pabst

3.	James G. Athas

4.	CTI Holdings, Inc.

5.	TATS of WA, Inc. 401K

6.	Andrew H. Forrester

7.	Brett Maas

8.	Jason Paul

9.	Kinsale SCT Holdings Limited

10.	Peter Lengyel

11.	Lincoln Park Capital Fund, LLC

12.	Malibu Investments Limited

13.	Daniel Melrod

14.	Brett Nesland

15.	The Del Mar Consulting Group

16.	Ronald Rech

17.	Francis Anthony Nardella

18.	Kenneth M. Sutin, MD Revocable Trust

19.	David Moss

EXHIBIT A

VOTING AGREEMENT

35

20.	RJ Tesi

21.	Mark Lowdell

22.	Robert B. Prag

23.	Moss Children’s Trust FBO Noah Moss

24.	Moss Children’s Trust FBO Joseph Moss

25.	Meghan Tesi

26.	Joseph Moss

27.	Toucan Capital

EXHIBIT A
VOTING AGREEMENT

36